Exhibit 99.1

                             AGREEMENT AND CONSENT


         THIS AGREEMENT AND CONSENT (this "Agreement") is made by and among AMC ENTERTAINMENT INC., a Delaware corporation (the "Company"), APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ("AIF IV"), APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands exempted limited partnership ("AOP IV"), APOLLO INVESTMENT FUND V, L.P., a Delaware limited partnership ("AIF V"), APOLLO OVERSEAS PARTNERS V, L.P., a Cayman Islands exempted limited partnership ("AOP V"), AP ENTERTAINMENT LLC, a Delaware limited liability company ("AP LLC"), Apollo Netherlands Partners V (A), L.P,. a Cayman Island exempt limited partnership ("AP NP (A)"), Apollo Netherlands Partners V (B), L.P., a Cayman Island exempt limited partnership ("AP NP (B)"), Apollo German Partners V GmbH & CO. KG, a German corporation ("AP GP" and, together with AIF IV, AOP IV, AIF V, AOP V, AP LLC, AP NP (A), AP NP (B), the "Apollo Stockholders"), SANDLER CAPITAL PARTNERS V, L.P., a Delaware limited partnership ("SCP V"), SANDLER CAPITAL PARTNERS V FTE, L.P., a Delaware limited partnership ("SCP V FTE") and SANDLER CAPITAL PARTNERS V GERMANY, L.P., a Delaware limited partnership ("SCP V Germany" and, together with SCP V and SCP V FTE, the "Sandler Stockholders") as of July 29, 2004 (the "Effective Date"). The Apollo Stockholders and the Sandler Stockholders are collectively referred to herein as the "Preferred Stockholders").

         WHEREAS, the Preferred Stockholders are holders of all of the outstanding shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock");

         WHEREAS, Section 4(b) of the Certificate of Designations for the Preferred Stock provides that, at any time after April 19, 2006, the Company may redeem all of the outstanding shares of Preferred Stock for cash if certain conditions are met;

         WHEREAS, Section 8(b) of the Certificate of Designations for the Preferred Stock provides that, if an Event of Default (as defined in the Certificate of Designations) exists and is not cured or waived within 45 days, the holders of the Preferred Stock shall have the right to elect that number of directors which, when added to any representatives of the holders of Preferred Stock then on the Company's Board of Directors, will constitute a majority of the Board of Directors of the Company; and

         WHEREAS, the Company and the Preferred Stockholders wish to set forth their agreement with respect to the redemption of the Preferred Stock by the Company following an Event of Default.

         NOW, THEREFORE, in consideration of the foregoing and for other fair and adequate consideration, the receipt and legal sufficiency of which are hereby acknowledged, each of the Company and the Preferred Stockholders agree as follows:

         1. Agreement Not to Redeem during Event of Default. Notwithstanding anything in the Certificate of Designations to the contrary, the Company hereby relinquishes its right to redeem the Preferred Stock pursuant to Section 4 of the Certificate of Designations during such time as an "Event of Default" (as such term is defined in the Certificate of Designations) exists and remains uncured and the holders of the Preferred Stock have exercised their right to elect a majority of the board of directors of the Company pursuant to Section 8(b) of the Certificate of Designations. The Preferred Stockholders hereby consent to the agreement by the Company pursuant to the immediately preceding sentence and acknowledge that such agreement shall restrict the ability of the Company to exercise its right of redemption pursuant to the provisions of
Section 4 of the Certificate of Designations during the occurrence of an Event of Default.

         2. Obligations of the Preferred Stockholders. From and after the date hereof, the Preferred Stockholders and their respective representatives shall not, directly or indirectly, seek any withdrawal, modification or amendment to, or waiver of, the agreements and obligations of the Company set forth in this Agreement. Each Preferred Stockholder agrees that it shall cause its designees or representatives serving on the Board of Directors of the Company (whether now serving or hereinafter elected, appointed or designated) to comply with, and cause the Company to comply with, the terms of this Agreement.

         3. Binding on Transferees. The consent of the Preferred Stockholders contained in Section 1 of this Agreement and the other obligations of the Preferred Stockholders contained herein are intended to be binding upon the successors and assigns of the Preferred Stockholders and any transferees of the Preferred Stock held by any of them. Each of the Preferred Stockholders agrees that prior to transferring any shares of Preferred Stock held by it to another person or entity, it will notify such person of the existence and provisions of this Agreement and, prior to any such transfer, such transferee shall execute an acknowledgment of the provisions hereof and agree to be bound hereby.

         4. Amendments. This Agreement shall not be amended, modified or waived in whole or in part except by an agreement in writing executed by all parties hereto. With respect to the Company, approval of any amendment, modification or waiver will be given and effective only upon approval by a majority of the members of the Board of Directors of the Company who were not elected, appointed or designated by the holders of the Preferred Stock and who otherwise are unaffiliated with the holders of the Preferred Stock.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of July 29, 2004.


                                                 AMC ENTERTAINMENT INC.


                                                 By: /s/ Kevin Connor
                                                     ------------------------
                                                 Name:   Kevin Connor
                                                 Title:  Senior Vice President
                                                         and General Counsel

Acknowledged and Agreed:

APOLLO INVESTMENT FUND IV, L.P.

    By: Apollo Advisors IV, L.P.,
        its General Partner
    By: Apollo Capital Management IV, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         -----------------------------------
         Name:  Marc Rowan
         Title: Vice President


APOLLO OVERSEAS PARTNERS IV,  L.P.

    By: Apollo Advisors IV, L.P.,
        its General Partner
    By: Apollo Capital Management IV, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         -----------------------------------
         Name:  Marc Rowan
         Title: Vice President


APOLLO INVESTMENT FUND V, L.P.

    By: Apollo Advisors V, L.P.,
        its General Partner
    By: Apollo Capital Management V, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         -----------------------------------
         Name:  Marc Rowan
         Title: Vice President


APOLLO OVERSEAS PARTNERS V,  L.P.

    By: Apollo Advisors V, L.P.,
        its General Partner
    By: Apollo Capital Management V, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         -----------------------------------
         Name:  Marc Rowan
         Title: Vice President


AP ENTERTAINMENT, LLC

    By: Apollo Management V, L.P.,
        its Manager
    By: AIF V Management, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         ----------------------------------
         Name:  Marc Rowan
         Title: Vice President


APOLLO NETHERLANDS PARTNERS  V(A),  L.P.

    By: Apollo Advisors V, L.P.,
        its General Partner
    By: Apollo Capital Management V, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         -----------------------------------
         Name:  Marc Rowan
         Title: Vice President


APOLLO NETHERLANDS PARTNERS V(B),  L.P.

    By: Apollo Advisors V, L.P.,
        its General Partner
    By: Apollo Capital Management V, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         -----------------------------------
         Name:  Marc Rowan
         Title: Vice President


APOLLO GERMAN PARTNERS V GMBH & CO KG

    By: Apollo Advisors V, L.P.,
        its General Partner
    By: Apollo Capital Management V, Inc.
        its General Partner

    By:     /s/ Marc Rowan
         -----------------------------------
         Name:  Marc Rowan
         Title: Vice President

SANDLER CAPITAL PARTNERS V, L.P.

     By: Sandler Investment Partners, L.P., General Partner
     By: Sandler Capital Management, General Partner
     By: MJDM Corp., a General Partner

     By:    /s/ Moira Mitchell
         -----------------------------------
         Name:  Moira Mitchell
         Title: President


SANDLER CAPITAL PARTNERS V FTE, L.P.

     By: Sandler Investment Partners, L.P., General Partner
     By: Sandler Capital Management, General Partner
     By: MJDM Corp., a General Partner

     By:    /s/ Moira Mitchell
         -----------------------------------
         Name:   Moira Mitchell
         Title:  President


SANDLER CAPITAL PARTNERS V GERMANY, L.P.

     By: Sandler Investment Partners, L.P., General Partner
     By: Sandler Capital Management, General Partner
     By: MJDM Corp., a General Partner

     By:    /s/ Moira Mitchell
         -----------------------------------
         Name:   Moira Mitchell
         Title:  President